Morgan Stanley Small-Mid Special Value Fund
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 Conseco    5/6/04    -     $18.25  $44,000,  105,40   0.24%   0.95    Morgan
   Inc.                                000       0              %     Stanley,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co., Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                      Lazard,
                                                                       Advest
                                                                       Inc.,
                                                                       Keefe,
                                                                     Bruyette &
                                                                       Woods